Commitments and contingencies	6 Months Ended
Jun. 30, 2021
Commitments and contingencies [abstract]
Commitments and contingencies
10. Commitments and contingencies
Research and development commitments
Significant transactions in 2021
In January 2021, Novartis entered into a long-term research and development agreement, which closed in February 2021, and Innovative Medicines recognized an IPR&D intangible asset amounting to USD 426 million. This agreement provides for potential milestones payments by Novartis that may be capitalized and royalties. Based on their estimated timing, the research and development commitments for this transaction are expected to amount to USD 260 million in 2022, USD 275 million in 2023, USD 310 million in 2024, USD 455 million in 2025 and USD 250 million later than 2025, for a total of USD 1.6 billion.
Significant pending transactions
In November 2020, Novartis entered into a long-term research and development agreement, which did not close as of July 20, 2021. This agreement provides for potential milestones payments by Novartis that may be capitalized and royalties. Based on their estimated timing, the payments for this transaction are expected to amount to USD 117 million in 2021, USD 63 million in 2022, USD 200 million in 2024, USD 115 million in 2025 and USD 819 million later than 2025, for a total of USD 1.3 billion.